Note 11 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of intangible assets [text block]
Note 11.	Goodwill and Intangible Assets

[US$ thousands]	Goodwill	Customer relationships	Technology	Trademarks	Other intangible assets	Total
Cost:
As of January 1, 2021	424,961	40,732	30,657	70,600	4,448	571,398
Additions (1)	-	-	4,031	-	5	4,036
Acquisition of a subsidiary (Note 3)	8,792	-	331	-	-	9,124
Disposals	-	-	-	-	(370)	(370)
Effect of movements in exchange rates	(294)	-	259	-	(5)	(40)
As of December 31, 2021	433,459	40,732	35,279	70,600	4,077	584,147
Additions (1)	-	-	6,789	-	5	6,794
Acquisition of a subsidiary (Note 3)	-	-	-	-	-	-
Disposals	-	-	(5,211)	-	-	(5,211)
Effect of movements in exchange rates	(933)	-	(275)	-	(52)	(1,260)
As of December 31, 2022	432,526	40,732	36,582	70,600	4,031	584,470

Amortization and impairment:
As of January 1, 2021	-	12,449	19,999	-	2,035	34,483
Amortization	-	2,913	7,381	-	122	10,416
Impairment	3,081	-	1,596	-	947	5,624
Disposals	-	-	-	-	(223)	(223)
Effect of movements in exchange rates	-	-	(169)	-	12	(157)
As of December 31, 2021	3,081	15,362	28,807	-	2,893	50,142
Amortization	-	2,580	4,014	-	25	6,618
Impairment	-	-	2,220	-	974	3,194
Disposals	-	-	(5,211)	-	-	(5,211)
Effect of movements in exchange rates	-	-	224	-	74	298
As of December 31, 2022	3,081	17,942	30,054	-	3,965	55,042

Net book value as of December 31, 2021	430,378	25,370	6,472	70,600	1,185	534,005
Net book value as of December 31, 2022	429,445	22,790	6,528	70,600	66	529,428

	Goodwill	Customer relationships	Technology	Trademarks	Other intangible assets
Useful life	Indefinite	Up to 15 years	Up to 5 years	Indefinite	Up to 5 years
Amortization method		Straight-line	Straight-line		Straight-line
(1)	Represents capitalized development expenditure net of grants received from the Norwegian government.

Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash-generating units or groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose. The units or groups of units are identified at the lowest level at which goodwill is monitored for internal management purposes, which is the operating segments. A segment-level summary of the goodwill allocation is presented below.

[US$ thousands]	Browser and News	Other	Total
Carrying amount as of January 1, 2021	421,578	3,383	424,961
Addition from business combination (Note 3)	8,792	-	8,792
Effect of movements in exchange rates	8	(302)	(294)
Impairment	-	(3,081)	(3,081)
Carrying amount as of December 31, 2021	430,378	-	430,378
Effect of movements in exchange rates	(933)	-	(933)
Impairment	-	-	-
Carrying amount as of December 31, 2022	429,445	-	429,445

Impairment Losses on Goodwill and Other Intangible Assets

In 2022, Opera recognized an impairment charge of US$2.2 million on an intangible asset related to certain product development that had been undertaken during 2022. The specific asset was deemed non-strategic to Opera and therefore held for sale. In connection with the decision to pursue a sale of the asset, the asset was impaired to its fair value less costs of disposal. At the end of 2022, Opera sold the asset to Kunlun, a related party, as disclosed in Note 17. The fair value of the consideration for the asset was the same as the asset’s carrying amount subsequent to the impairment charge.

As of year-end 2022, Opera determined that the recoverable amount of a license related to the former European fintech initiative was US$0, which led to the recognition of an impairment loss US$1.0 million. In 2021, Opera recognized an impairment loss of US$0.9 million on the same asset.

In 2021, Opera recognized an impairment of goodwill of US$3.1 million, which was the carrying amount of goodwill that was recognized in the acquisition of PocoSys in 2020 and allocated to the Other operating segment. At the same time Opera recognized an impairment loss of US$1.6 million for technology-related intangible assets that were used as part of a service that was discontinued.

Impairment Test for Goodwill and Other Intangible Assets Allocated to the Browser and News Segment

The goodwill allocated to the Browser and News operating segment comprises goodwill recognized in 2016 in the acquisition of Opera Norway AS of US$421.6 million and US$7.9 million recognized in the acquisition of YoYo Games Limited in 2021. For impairment testing purposes, the segment also includes the Opera brand, a trademark with indefinite useful life, which has a carrying amount of US$70.6 million.

Opera performed the annual impairment test in the fourth quarter of 2022. The recoverable amount was measured as the value in use by estimating the present value of the future cash flows from the Browser and News segment. The projected cash flows were based on the most up-to-date forecast that had been approved by management and did not include cash flows arising from future enhancements of assets that have not been committed to and have not substantively commenced. The approved forecast is for 2023 only as management does not approve forecasts for a longer period. Because the length of the projection period for the cash flow forecast is into perpetuity, management identified a “steady state” set of assumptions for the cash flows based an approach where management estimated cash flows for the years 2024 to 2026 and then used the estimated cash flows in 2026 as the basis for the terminal value. This two-stage approach was aimed to take cash flows to a level at which they can be regarded as reflecting maintainable earnings and to the period in a mid-point of the cycle – i.e., not at peak or trough of the cycle. Beyond 2026, the cash flows were extrapolated using constant nominal growth rates.

The value-in-use calculation demonstrated that the recoverable amount exceeded the carrying amount of the CGUs comprising the Browser and News operating segment, meaning goodwill allocated to the segment was not impaired. The sections below outline the key assumptions in the value-in-use calculation, including their sensitivities.

Cash Flows in Projected Period

Cash inflows in the Browser and News segment are expected to grow at an annualized rate of 16.1% over the projected period (2021: 16.2%), before reaching its long-term stable level. The cash inflows are forecasted for each product and country where there are sufficient and reliable data on which to base the projections. Forecasted cash outflows are partly based on actual costs in 2022 and a bottom-up assessment for the relevant operating unit. Operating expenditures are expected to grow in dollar terms but decline relative to revenue due to economies of scale.

Long-term Growth

In estimating the long-term growth in the terminal value, management estimated long-term GDP growth in the relevant regions. Management assumed no growth in the labor force as well as no improvement in labor productivity, which results in zero real GDP growth. Moreover, for estimating long-term inflation, management used IMF’s inflation estimates for 2027, broken down across regions as the basis. Based on this we estimated a long-term nominal growth rate of 3.0% (2021: 1.9%).

Discount Rate

The estimated weighted average cost of capital (WACC) for the Browser and News segment was used to discount the projected cash flows, as converted to U.S. dollars. Based on the inputs listed below, the post-tax WACC was calculated to be 12.8% (2021: 11.1%). The derived pre-tax WACC was calculated to be 14.6% (2021: 12.9%).

●	Risk free rate: 3.88% (2021: 1.60%)
●	Market risk premium: 4.59% (2021: 4.84%)
●	Equity beta: 0.92 (2021: 0.88)
●	Country risk premium: 1.85% (2021: 1.82%)
●	Size premium: 2.91% (2021: 3.42%)
●	Equity to assets ratio: 100% (2021: 100%)

Sensitivity Analysis

Because the Browser and News segment is in a growth period, management considered changes of +/-5 percentage points for the revenue growth rate and +/-1 percentage point for the long-term growth and post-tax WACC to be reasonably possible changes. None of these reasonably possible changes would result in an impairment loss. Listed below are the thresholds at which Opera would recognize an impairment loss.

●	Decrease in annualized revenue growth in the projected period of 13.3 percentage points.
●	Decrease in the long-term growth rate of 10.1 percentage points (which would entail negative long-term growth rate).
●	Increase of discount rate by more than 4.9 percentage points.